SUPPLEMENT DATED May 1, 2021
TO
PROSPECTUS DATED MAY 1, 2006

INVESTRAC ADVANTAGE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 26, 2021 and Thursday, December 23, 2021 and Friday, December 24, 2021, the sub-section entitled “Policy Transactions” on page 21 is amended to read as follows:

Surrenders, transfers, and loans requested by you and premium payments (except for “Proper Lockbox Payments” as defined in the “Premiums” section) made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 26, 2021 and Thursday, December 23, 2021 and Friday, December 24, 2021, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) and Proper Lockbox Payments as defined in the “Premiums” section will be processed.  All other transactions will be processed on the next Valuation Date that we are open for business.